Exhibit 99.1

                              PRIDE LENDING, INC.
                              -------------------


                          INDEX TO FINANCIAL STATEMENTS




Report of Independent Registered Public Accounting Firm                 F-2

 Financial Statements:

          Balance Sheets                                                F-3

          Statements of Operations                                F-4 & F-5

          Statement of Changes in
           Stockholders' Equity                                         F-6

          Statements of Cash Flows                                F-7 & F-8

         Notes to Financial Statements                                  F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------



The Audit Committee
Pride Lending, Inc.
Denver, Colorado


We have audited the accompanying balance sheet of Pride Lending, Inc. as of June 30, 2004 and 2003, and the related statements of operations, shareholders' equity and cash flows for the two years ended June 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pride Lending, Inc. as of June 30, 2004 and 2003, and the results of its operations and its cash flows for the two years ended June 30, 2004, in conformity with accounting principles generally accepted in the United States of America.



/s/ Miller and McCollom
-----------------------
Miller and McCollom
Certified Public Accountants
4350 Wadsworth Blvd., Suite 300
Wheat Ridge, CO 80033

September 10, 2004


                               PRIDE LENDING, INC.
                               -------------------

                                 BALANCE SHEETS

                                                             March 31, 2005    June 30, 2004    June 30, 2003
                                                             --------------   --------------   --------------
                                                               (Unaudited)
                                     ASSETS
                                     ------

Current Assets
    Cash                                                     $        7,837   $        5,891   $       19,343
    Mortgage notes receivable, current portion                       68,338          242,381           82,999
    Other                                                             2,109            9,467            6,869
                                                             --------------   --------------   --------------
      Total Current Assets                                           78,284          257,739          109,211

Advances, related parties                                              --            449,554          316,861
Mortgage notes receivable, net of current portion                   119,445          268,289          486,521
Note receivable                                                     104,242          137,285          162,362
                                                             --------------   --------------   --------------

TOTAL ASSETS                                                 $      301,971   $    1,112,867   $    1,074,955
                                                             ==============   ==============   ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
    Accounts payable                                         $           25   $         --     $         --
                                                             --------------   --------------   --------------
      Total Current Liabilities                                          25             --               --

TOTAL LIABILITIES                                                        25             --               --
                                                             --------------   --------------   --------------

Commitments and contingencies (Notes 1, 2, and 4)

Stockholders' Equity:
    Preferred stock, no par value, 1,000,000
     shares authorized, none issued and outstanding                    --               --               --
    Common stock, no par value, 200,000,000 shares
       authorized, 1,325,000 shares issued and outstanding          301,946        1,007,281        1,007,281
    Retained earnings                                                  --            105,586           67,674
                                                             --------------   --------------   --------------
TOTAL STOCKHOLDERS' EQUITY                                          301,946        1,112,867        1,074,955
                                                             --------------   --------------   --------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $      301,971   $    1,112,867   $    1,074,955
                                                             ==============   ==============   ==============


The accompanying notes are an integral part of the financial statements.

                               PRIDE LENDING, INC.
                               -------------------

                            STATEMENTS OF OPERATIONS


                                                 Year Ended June 30,
                                                  2004         2003
                                               ----------   ----------
Revenue:
    Interest income                            $   65,836   $   55,522
    Other                                           6,821         --
                                               ----------   ----------
                                                   72,657       55,522
                                               ----------   ----------

Expenses:
    Bad debt                                          184        8,277
    General and administrative                      8,558        9,329
    Officer's compensation (Note 4)                15,506        9,896
    Other                                           1,891           33
                                               ----------   ----------
                                                   26,139       27,535
                                               ----------   ----------
Net income before provision for income taxes       46,518       27,987
                                               ----------   ----------

Provision for income taxes (Note 2):
    Current                                         8,606        5,178
                                               ----------   ----------
                                                    8,606        5,178
                                               ----------   ----------

Net income                                     $   37,912   $   22,809
                                               ==========   ==========

Per Share                                      $      .03   $      .02
                                               ==========   ==========

Weighted Average Shares Outstanding             1,325,000    1,325,000
                                               ==========   ==========


The accompanying notes are an integral part of the financial statements.

                               PRIDE LENDING, INC.
                               -------------------

                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                               Nine Months Ended March 31,
                                                    2005         2004
                                               ------------   ------------
Revenue:
    Interest income                            $     22,766   $     46,523
    Other                                              --            6,821
                                               ------------   ------------
                                                     22,766         53,344
                                               ------------   ------------

Expenses:
    General and administrative                        9,092          6,233
    Officer's compensation (Note 4)                   3,412         11,305
    Other                                                25          1,891
                                               ------------   ------------
                                                     12,529         19,429
                                               ------------   ------------
Net income before provision for income taxes         10,237         33,915
                                               ------------   ------------

Provision for income taxes (Note 2):
    Current                                           1,894          6,274
                                               ------------   ------------
                                                      1,894          6,274
                                               ------------   ------------

Net income                                     $      8,343   $     27,641
                                               ============   ============

Per Share                                      $        .01   $        .02
                                               ============   ============

Weighted Average Shares
 Outstanding                                      1,325,000      1,325,000
                                               ============   ============


The accompanying notes are an integral part of the financial statements.


                               PRIDE LENDING, INC.
                               -------------------

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                     From July 1, 2002 through June 30, 2004
                (July 1, 2004 through March 31, 2005 unaudited)


                                                 Common                      Retained
                                               No./Shares   Stock Amount     Earnings       Total
                                              -----------   ------------   -----------   -----------
Balance at July 1, 2002                         1,325,000   $  1,007,281   $    44,865   $ 1,052,146
Net income for the year ended June 30, 2003
                                                     --             --          22,809        22,809
                                              -----------   ------------   -----------   -----------

Balance at June 30, 2003                        1,325,000      1,007,281        67,674     1,074,955

Net income for the year ended June 30, 2004
                                                     --             --          37,912        37,912
                                              -----------   ------------   -----------   -----------

Balance at June 30, 2004                        1,325,000      1,007,281       105,586     1,112,867

Dividend (Note 4)                                    --         (705,335)     (113,929)     (819,264)

Net income for the nine months ended
 March 31, 2005 (Unaudited)                          --             --           8,343         8,343
                                              -----------   ------------   -----------   -----------


Balance at March 31, 2005 (Unaudited)           1,325,000   $    301,946   $      --     $   301,946
                                              ===========   ============   ===========   ===========


The accompanying notes are an integral part of the financial statements.

                               PRIDE LENDING, INC.
                               -------------------

                             STATEMENTS OF CASH FLOW


                                                    Year Ended June 30,
                                                    2004          2003
                                                 ----------    ----------
Cash Flows Operating Activities:
 Net income                                      $   37,912    $   22,809
Increase in:
  Other assets                                        7,839         8,842
                                                 ----------    ----------

Net Cash Provided by Operating Activities            45,751        31,651
                                                 ----------    ----------

Cash Flows from Investing Activities:
  (Investment) in mortgage notes receivable        (168,970)         --
  Collection of note receivable, related party         --          80,009
  Collection of notes receivable                     25,076        98,357
  Collection of mortgage notes receivable           217,384        44,770
                                                 ----------    ----------

Net Cash Provided by Investing Activities            73,490       223,136
                                                 ----------    ----------

Cash Flows from Financing Activities:
 Advances, related parties                         (132,693)     (253,107)
                                                 ----------    ----------

Net Cash (Used in) Financing Activities            (132,693)     (253,107)


Increase (decrease) in Cash                         (13,452)        1,680

Cash, Beginning of Period                            19,343        17,663
                                                 ----------    ----------

Cash, End of Period                              $    5,891    $   19,343
                                                 ==========    ==========

Interest Paid                                    $     --      $     --
                                                 ==========    ==========

Income Taxes Paid                                $    8,606    $    5,178
                                                 ==========    ==========



The accompanying notes are an integral part of the financial statements.

                               PRIDE LENDING, INC.
                               -------------------

                             STATEMENTS OF CASH FLOW
                                   (UNAUDITED)

                                                     Nine Months Ended March 31,
                                                         2005           2004
                                                     -----------    -----------
Cash Flows Operating Activities:
 Net income                                          $     8,343    $    27,641
Increase (decrease) in:
  Other assets                                             7,384         (5,347)
                                                     -----------    -----------

Net Cash Provided by Operating Activities                 15,727         22,294
                                                     -----------    -----------

Cash Flows from Investing Activities:
  (Investment) in mortgage notes receivable                 --         (418,970)
  Collection of note receivable, related party              --           35,504
  Collection of notes receivable                          33,043         18,299
  Collection of mortgage notes receivable                322,886        116,102
                                                     -----------    -----------

Net Cash Provided by (Used in) Investing Activities      355,929       (249,065)
                                                     -----------    -----------

Cash Flows from Financing Activities:
  (Advances) repayments, related parties                (369,710)       229,312
                                                     -----------    -----------

Net Cash Provided by (Used in) Financing Activities     (369,710)       229,312
                                                     -----------    -----------


Increase in Cash                                           1,946          2,541

Cash, Beginning of Period                                  5,891         19,343
                                                     -----------    -----------

Cash, End of Period                                  $     7,837    $    21,884
                                                     ===========    ===========

Interest Paid                                        $      --      $      --
                                                     ===========    ===========

Income Taxes Paid                                    $     1,894    $     6,274
                                                     ===========    ===========



The accompanying notes are an integral part of the financial statements.

                               PRIDE LENDING, INC.
                               -------------------

                          NOTES TO FINANCIAL STATEMENTS
                             June 30, 2004 and 2003
         (References to items for March 31, 2005 and 2004 are unaudited)

(1)     Organization and Summary of Accounting Policies
        -----------------------------------------------

This summary of significant accounting policies of Pride Lending, Inc. (the "Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements.

        Organization

        The Company was organized on August 22, 2001 under the laws of the state of Colorado. Effective August 22, 2001, the assets relating to loans receivable of Prime Rate Income & Dividend Enterprises, Inc. (PIDV) were contributed to the Company. Predecessor cost basis of the assets were carried over to the Company. The Company was a wholly-owned subsidiary of Pride, Inc. (PRIDE). Effective March 31, 2005, the directors of PRIDE agreed to contribute the Company to Federal Mortgage Corporation of Puerto Rico, Inc. (FEDERAL), a related entity, in exchange for 90,000,000 shares of the common stock of FEDERAL.

        Description of business

        The Company is principally in the investment business. The Company principally invests in real estate mortgage loans.

        Per Share Information

        Per share information is computed by dividing the net income or loss by the weighted average number of shares outstanding during the period.

        Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        Investment  in  Mortgage   Notes   Receivable  and  Investment  in  Note
        Receivable

        The Company's investment in mortgage notes receivable consist principally of carry-back notes receivable collateralized by mortgages on real estate sold and are carried at the amortized principal balance. The Company's investment in a note receivable is collateralized by various assets. Management believes there is no impairment in value of the mortgage notes receivable and its investment in note receivable and therefore has provided no allowance for uncollectible notes. Management's policy with respect to impairment determination is to review the carrying values periodically, and at least quarterly to determine if there is any impairment. The Company requires a downpayment of at least 10% or additional collateral of at least 10% to sell a property with a carry-back mortgage note receivable. Management believes that the underlying collateral on all mortgage notes receivable are sufficient to facilitate collection of the mortgage notes receivables.

        Revenue Recognition Policy

        The Company recognizes interest income from mortgage notes receivable and investment in note receivable on a daily pro-rata basis.

        Concentration of Credit Risk

        The Company's material concentration of credit risk consists principally of investments in mortgage notes receivable and investment in note receivable. The Company's investments in mortgage notes receivable are collateralized principally by first or second deeds of trust on real estate located primarily in Colorado and Arizona. At March 31, 2005, the Company had five mortgage notes receivable from one individual totaling approximately $145,562. At June 30, 2004, the Company had fifteen mortgage notes receivable from one individual totaling approximately $466,404. The weighted average interest rate on mortgagee notes receivable is approximately 8% per annum with monthly repayment terms being amortized over periods up to twenty years. The interest rate on the note receivable is 2% above prime rate.

        Additional financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of temporary cash investments. The Company places its temporary cash investments with financial institutions. As of June 30, 2004, the Company had no concentration of credit risk in its cash investments since it had no temporary cash investments in bank accounts in excess of the FDIC insured amounts.

        Cash and Cash Equivalents

        The Company considers cash and cash equivalents to consist of cash on hand and demand deposits in banks with an initial maturity of 90 days or less.

        Fair Value Financial Instruments

        Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 107 ("SFAS 107"), "Disclosures About Fair Value of Financial Instruments." SFAS 107 requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. The carrying amount of the Company's cash, cash equivalents, and payables approximate their estimated fair values due to their short-term maturities.

        Recently Issued Accounting Standards

        There were various accounting standards and interpretations issued during 2004 and 2003, none of which are expected to have a material impact on the Company's financial position, operations, or cash flows.

        Income Taxes

        The Company files tax returns on a consolidated basis with its parent company and affiliates. As such, surtax exemptions are allocated to various entities on a pro rata basis.

        Other

        The Company has selected June 30 as its fiscal year end.

        No advertising expense has been incurred.

        The Company has not entered into any leases.

        All of the Company's assets are located in the United States.

(2)     Income Taxes
        ------------

The provision for federal and state income taxes consisted of the following components:


The reconciliation of income tax (benefit) computed at the federal statutory rate to income tax expense (benefit) is as follows:

                                             Nine Months Ended
                                                 March 31,          Year Ended June 30,
                                             2005        2004        2004        2003
                                           --------    --------    --------    --------
        Expected income tax                $  3,992    $ 13,227    $ 18,142    $ 10,915
        Graduated tax brackets               (2,456)     (8,140)    (11,164)     (6,717)
        State tax net of federal benefit        358       1,187       1,628         980
                                           --------    --------    --------    --------

                                           $  1,894    $  6,274    $  8,606    $  5,178
                                           ========    ========    ========    ========

The reconciliation of income tax (benefit) computed at the federal statutory rate to income tax expense (benefit) is as follows:



        Tax at Federal statutory rate                   15.00%
        State tax net of Federal benefit                 3.50%
        Valuation allowance                           (18.50)%
                                                  ------------
        Tax provision                                        -


(3)     Common and Preferred Stock
        --------------------------

The Company's articles of incorporation authorize 200,000,000 no par value common shares and 1,000,000 no par value preferred shares. As of June 30, 2004, there were 1,325,000 shares of common stock outstanding. There were no preferred shares outstanding as of June 30, 2004. The terms and preferences of the authorized preferred stock may be determined at the discretion of the Company's board of directors.

(4)     Related Party Transactions
        --------------------------

As of March 31, 2005, the Company had advanced $819,264 to various related parties. Effective March 31, 2005, the Company declared a dividend to its parent company in the amount of $819,264 equal to the amount of the advances.

The Company and certain related parties share common staff and operating expenses. Costs for these shared expenses were allocated to the various entities. Had the Company not shared staff and certain expenses with other related parties, the operating results may have been materially different.